Exhibit 32.2
Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of KBW, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Robert Giambrone, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 6, 2009

/s/ ROBERT GIAMBRONE
Robert Giambrone
Chief Financial Officer

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.